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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated February 16, 1996,
in the Registration Statement (Form S-1 No. 333-          ) and related
Prospectus of DepoTech Corporation for the registration of 2,000,000 shares of its common stock.

                                          ERNST & YOUNG LLP

San Diego, California
July 10, 1996